Pagaya Announces Preliminary Second Quarter Results ● GAAP Net Income expected to significantly exceed prior guidance range ● Network Volume and Total Revenue are expected to exceed the top end of prior second quarter guidance range; Adjusted EBITDA expected to be at the upper end of the prior second quarter guidance range NEW YORK – July 17, 2025 – Pagaya Technologies Ltd. NASDAQ PGY (“Pagaya ,ˮ the “Companyˮ or “weˮ), a global technology company delivering artificial intelligence infrastructure for the financial ecosystem, today announced preliminary results for the quarter ended June 30, 2025. The Company now expects results to exceed the top end of prior guidance across most metrics. Pagaya is making this announcement in connection with its ongoing evaluation of opportunities to proactively optimize its balance sheet and lower the cost of capital on its existing debt to drive continued growth and profitability. As previously noted, the Company neither needs nor plans to issue equity or equity-linked instruments in the foreseeable future. “Our second-quarter results reflect continued strong execution across our network, with a focus on consistent and profitable growth,ˮ said Evangelos Perros, CFO of Pagaya. Second Quarter 2025 Preliminary Results 2Q25 Guidance 2Q25 Expected Results Network Volume $2.3 to $2.5 billion Approximately $2.6 billion Total Revenue $290 to $310 million Approximately $326 million

GAAP Net Income $0 to $10 million Approximately $17 million Adjusted EBITDA $75 to $90 million Approximately $86 million Pagaya is currently finalizing its financial results for the second quarter 2025. The Company will report its second quarter 2025 results and host a webcast and conference call with management to provide more detail on August 7, 2025. The preliminary results presented above are the responsibility of management and have been prepared in good faith on a basis consistent with prior periods. However, we have not completed our financial closing procedures for the quarter ended June 30, 2025 and our actual results may differ, possibly materially, from these preliminary financial results due to a variety of factors. Accordingly, investors are cautioned not to place undue reliance on the foregoing preliminary estimates. These preliminary estimates reflect the Companyʼs best estimate of the results for the second quarter ended June 30, 2025, and are based on the information available to us as of the date of this press release. Additionally, our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to these preliminary financial results and does not express an opinion or provide any other form of assurance with respect to these preliminary financial results or their achievability. These preliminary financial results should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP. In addition, these preliminary financial results should not be interpreted as indicative of future performance. The Company does not intend to provide unaudited preliminary results in the future. About Pagaya Technologies Pagaya NASDAQ PGY is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides consumer credit and other products for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. For more information, visit pagaya.com. Contacts Investors & Analysts ir@pagaya.com Media & Press press@pagaya.com Cautionary Note About Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,ˮ “believe,ˮ “continue,ˮ “can,ˮ “could,ˮ “estimate,ˮ “expect,ˮ “intend,ˮ “may,ˮ “opportunity,ˮ “future,ˮ “strategy,ˮ “might,ˮ “outlook,ˮ “plan,ˮ “possible,ˮ “potential,ˮ “predict,ˮ “project,ˮ “should,ˮ “strive,ˮ “will,ˮ “would,ˮ “will be,ˮ “will continue,ˮ “will likely result,ˮ and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding: The Companyʼs strategy and future operations, including the Companyʼs ability to continue to deliver consistent results for its lending partners and investors; the Companyʼs ability to continue to drive sustainable gains in profitability; the Companyʼs ability to achieve continued momentum in its business; the Companyʼs ability to maintain positive net cash flow; and the Companyʼs plan to report financial results for the second quarter 2025. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions include factors relating to: the

Company's ability to attract new partners and to retain and grow its relationships with existing partners to support the underlying investment needs for its securitizations and funds products; the need to maintain a consistently high level of trust in its brand; the concentration of a large percentage of its investment revenue with a small number of partners and platforms; its ability to sustain its revenue growth rate or the growth rate of its related key operating metrics; its ability to improve, operate and implement its technology, its existing funding arrangements for the Company and its affiliates that may not be renewed or replaced or its existing funding sources that may be unwilling or unable to provide funding to it on terms acceptable to it, or at all; the performance of loans facilitated through its model; changes in market interest rates; its securitizations, warehouse credit facility agreements; the impact on its business of general economic conditions, including, but not limited to rising interest rates, inflation, supply chain disruptions, exchange rate fluctuations and labor shortages; the effect of and uncertainties related to public health crises such as the COVID19 pandemic (including any government responses thereto); geopolitical conflicts such as the war in Israel; its ability to realize the potential benefits of past or future acquisitions; anticipated benefits and savings from our recently announced reduction in workforce; changes in the political, legal and regulatory framework for AI technology, machine learning, financial institutions and consumer protection; the ability to maintain the listing of our securities on Nasdaq; the financial performance of its partners, and fluctuations in the U.S. consumer credit and housing market; its ability to grow effectively through strategic alliances; seasonal fluctuations in our revenue as a result of consumer spending and saving patterns; pending and future litigation, regulatory actions and/or compliance issues; and other risks that are described in the Companyʼs Form 10K filed on March 12, 2025 and subsequent filings with the U.S. Securities and Exchange Commission. These forward-looking statements reflect the Company's views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Companyʼs current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements.

Financial Information; Non-GAAP Financial Measures Some of the unaudited financial information and data contained in this press release, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAPˮ). To supplement the unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP, management uses the non-GAAP financial measure Adjusted EBITDA to provide investors with additional information about our financial performance and to enhance the overall understanding of the results of operations by highlighting the results from ongoing operations and the underlying profitability of our business. Management believes non-GAAP measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods. However, non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by U.S. GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. As a result, non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP. To address these limitations, management provides a reconciliation of Adjusted EBITDA to net income attributable to Pagayaʼs shareholders. Management encourages investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view Adjusted EBITDA in conjunction with its respective related GAAP financial measure. Adjusted EBITDA is defined as net income (loss) attributable to Pagaya Technologies Ltd.̓s shareholders excluding share-based compensation expense, change in fair value of warrant liability, change in fair value of contingent liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, non-recurring expenses associated with mergers and acquisitions, interest expense, depreciation expense, and income tax expense (benefit). These items are excluded from our Adjusted EBITDA measure because they are noncash in nature, or because the amount and timing of these items is unpredictable, is not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Moreover, we have included Adjusted EBITDA because it is a key measurement used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with U.S. GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. The table below provides a reconciliation of Adjusted EBITDA to Net Income Attributable to Pagaya Technologies Ltd., the most directly comparable U.S. GAAP measure. Reconciliation of Adjusted EBITDA to Net Income The following table presents a reconciliation of the approximate expected Adjusted EBITDA to the approximate expected Net Income Attributable to Pagaya Technologies Ltd. $ in millions):